UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2015

SWORDFISH FINANCIAL, INC.
(Name of small business in its charter)

_____________________________________

Minnesota	000-7475	41-0831186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6125 Airport Freeway Suite 211 Haltom City, TX 76117
(Address of principal executive offices)

Registrant's telephone number:  (817) 845-6244

______________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

On November 12, 2014, we filed with the Securities and Exchange Commission a Current Report on Form 8-K, which reported the closing of a merger between the constituent companies. This Amendment No.1 to our Current Report on Form 8-K is being filed to report the financial information that was required to be presented as a result of the closing of the Plan of Merger described in our earlier Current Report referenced herein. This filing is being made in order to file the subject financial statements within 71 days of the original filing in accordance with Item 9.01 (a) of form 8-K. Except as described herein, no other changes have been made to our Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

A. Financial Statements for Business Acquired.  See Attached

B. Pro-Forma Financial Information.  See Attached

C. Exhibits. None

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SWORDFISH FINANCIAL, INC.
Dated: January 20, 2015	By:	/s/ William Westbrook
	Name:	William Westbrook
	Title:	CEO

John Scrudato CPA

CERTIFIED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of SoOum Holdings, Corp.

We have audited the accompanying balance sheets of SoOum Holdings, Corp. as of December 31, 2013 and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for the period February 14, 2013 through December 31, 2013. These financial statements are the responsibility of the Company management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SoOum Holdings, Corp. at December 31, 2013, and the results of their operations and their cash flows for the period February 14, 2013 through December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that SoOum Holdings, Corp. will continue as a going concern. As more fully described in Note D, the Company had an accumulated deficit at December 31, 2013, a net loss and net cash used in operating activities for the fiscal year then ended. These conditions raise substantial doubt about the ability of the Company to continue as a going concern. Management’s plans in regards to these matters are also described in Note D. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

/s/ John Scrudato CPA

Califon, New Jersey
January 17, 2015

          7 Valley View Drive Califon, New Jersey 07830 (908)534-0008

         Registered Public Company Accounting Oversight Board Firm

SoOum Holdings, Inc.
(A Nevada Corporation)
New York, New York

CONSOLIDATED BALANCE SHEETS

	(Unaudited)	Audited
	September 30,	December 31,
	2014	2013

ASSETS
Cash and Cash Equivalents	$ —	$ —

Total Assets	$ —	$ —

LIABILITIES AND STOCKHOLDERS' DEFICIT

Liabilities
Accrued Expenses	$ 5,000	$ —
Advances from Shareholders	827	827

Total Liabilities	5,827	827

Stockholders' Deficit
Common Stock - $.0001 Par; 110,000,000 Shares Authorized,
59,350,000 and -0- Issued and Outstanding, Respectively	5,935	—
Additional Paid-In-Capital	86,798	—
Deficit	(98,560)	(827)

Total Stockholders' Deficit	(5,827)	(827)

Total Liabilities and Stockholders' Deficit	$ —	$ —

The accompanying notes are an integral part of these financial statements

SoOum Holdings, Inc.
(A Nevada Corporation)
New York, New York

CONSOLIDATED STATEMENT OF OPERATIONS

	(Unaudited)	(Unaudited)	Audited
	SoOum Holdings, Inc.	Period from Date of Inception	Period from Date of Inception
	For the Nine Months Ended	February 4, 2013 Through	February 4, 2013 Through
	9/30/2014	September 30, 2014	December 31, 2013

Revenues, Net	$ 39,980	$ 39,980	$ —

Cost of Sales	—	—	—

Gross Profit	39,980	39,980	—

Expenses
General and Administrative	137,713	138,540	827

Total Expenses	137,713	138,540	827

Loss from Operations Before
Provision for Taxes	(97,733)	(98,560)	(827)

Provision for Taxes	—	—	—

Net Loss for the Period	$ (97,733)	$ (98,560)	$ (827)

Basic and diluted net loss per share	$ (0.00)

Weighted average shares outstanding	25,101,755

The accompanying notes are an integral part of these financial statements

SoOum Holdings, Inc.
(A Nevada Corporation)
New York, New York

CONSOLIDATED STATEMENT OF CASH FLOWS

	(Unaudited)	(Unaudited)	Audited
	For the Nine Months Ended	Period from Date of Inception February 4, 2013 Through	Period from Date of Inception February 4, 2013 Through
	9/30/2014	September 30, 2014	December 31, 2013

Cash Flows from Operating Activities

Net Loss for the Period	$ (97,733)	$ (98,560)	$ (827)

Non-Cash Adjustments:
Common Stock Issued in Exchange for Services	82,733	82,733	—

Changes in Assets and Liabilities:
Accrued Expenses	5,000	5,000	—

Net Cash Flows Used In Operating Activities	(10,000)	(10,827)	(827)

Cash Flows From Financing Activities
Cash Proceeds from Sale of Common Stock	10,000	10,000	—
Advances from Shareholders	—	827	827

Net Cash Flows Used In Financing Activities	10,000	10,827	827

Net Change in Cash and Cash Equivalents	—	—	—

Cash and Cash Equivalents - Beginning of Period	—	—	—

Cash and Cash Equivalents - End of Period	$ —	$ —	$ —

Cash Paid During the Period for:
Interest	—	—	—
Income Taxes	—	—	—

The accompanying notes are an integral part of these financial statements

SoOum Holdings, Inc.
(A Nevada Corporation)
New York, New York

CONSOLIDATED STATEMENTS OF CHANGES IN DEFICIT FOR THE PERIOD FROM DATE OF INCEPTION (FEBRUARY 4, 2013) THROUGH SEPTEMBER 30, 2014

	Common Stock		Additional		Total
	$ .0001 Par		Paid-In		Stockholders'
	Shares	Amount	Capital	Deficit	Deficit

Balance - February 4, 2013	—	$ —	$ —	$ —	$ —

Net Loss for the Year Ended December 31, 2013	—	—	—	(827)	(827)

Balance - December 31, 2013-(Audited)	—	—	—	(827)	(827)

Cash Proceeds from Sale of Stock	550,000	55	9,945	—	10,000

Common Stock Issued in Exchange for Services	58,800,000	5,880	76,853	—	82,733

Net Loss for the Period Ended September 30, 2014	—	—	—	(97,733)	(97,733)

Balance - September 30, 2014	59,350,000	$ 5,935	$ 86,798	$ (98,560)	$ (5,827)

The accompanying notes are an integral part of these financial statements

SoOum Holdings, Inc.

New York, New York

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A – Basis of Presentation

The condensed consolidated financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).  Certain information and footnote disclosures normally included in financial statements prepared in conjunction with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

The accompanying unaudited interim financial statements reflect all adjustments of a normal and recurring nature which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows of the Company for the interim periods presented.  The results of operations for these periods are not necessarily comparable to, or indicative of, results of any other interim period or for the fiscal year taken as a whole. Certain information that is not required for interim financial reporting purposes has been omitted.

Principles of Consolidation

The consolidated financial statements include the accounts of SoOum Holdings, Inc., and its wholly owned subsidiaries; SoOum Corp. (the “Company”).  All significant inter-company balances have been eliminated in consolidation.

Year End

The Company is a calendar year end.

NOTE B – Organization and Operations

SoOum Holdings, Inc. headquartered in New York, New York is the owner of the SoOum Corp. a company engaged international commodity trading arbitrage.

SoOum Corp. uses its own proprietary technology to identify and exploit arbitrage opportunities.  SoOum performs arbitrage on defined supply and demand conditions that creates price discrepancies of physical commodities in opposing markets.  SoOum also plans to distribute trade intelligence to global subscribers in order to solve supply shortages and bring new business to local manufactures.  This part of their business is in the development stage. Unlike specialized supply chains, SoOum’s solutions focus on broad, real time information management, reliable trade economics, fast computing and proprietary algorithms to find surpluses and fill shotages.

SoOum Holdings, Inc.

New York, New York

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE B – Organization and Operations

 Material Definitive Agreement

On September 23, 2014, Swordfish Financial, Inc. (“Swordfish”) entered into a Securities Purchase Agreement with one hundred percent (100%) of the common stock shareholders (the “Sellers”) of SoOum Corp.   Upon the closing of the transaction on November 10, 2014, SoOum Corp. shareholders transferred all of their outstanding shares of common stock to SoOum Holdings, Inc., a wholly owned subsidiary of Swordfish. In consideration, Swordfish issued 9,100,000 shares of its Class B Preferred stock, and 1,690,000 shares of its Class C Preferred Stock.  The Class B Preferred Stock shall be convertible at the holder’s option, into shares of the common stock of Swordfish at the rate of 1,000 common shares for each share of preferred class B.  The Class B shares are also entitled to 1,000 votes per share. The Class C Preferred Stock shall be convertible at the holder’s option, into shares of the common stock of Swordfish at the rate of 10,000 common shares for each share of preferred class C.  The Class C shares are also entitled to 10,000 votes per share. See Form 8-K filed by Swordfish Financial, Inc. on November 10, 2014 for more detail.

NOTE C – Summary of Significant Accounting Policies

    Summary of Accounting Policies

Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application.  Critical accounting policies and practices are those that are both most important to the portrayal of the Company’s financial condition and results and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company’s significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

                                 Method of Accounting

The Company maintains its books and prepares its financial statements on the accrual basis of accounting.

Cash and Cash Equivalents

Cash and cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less.  The Company maintains cash and cash equivalents at financial institutions, which periodically may exceed federally insured amounts. As of September 30, 2014 and December 31, 2013, the Company had no cash and cash equivalents.

SoOum Holdings, Inc.

New York, New York

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE C – Summary of Significant Accounting Policies

 Income Taxes

 The Company accounts for income taxes in accordance with generally accepted accounting principles which prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.  The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

 The Company evaluates all significant tax positions as required by accounting principles generally accepted in the United States of America.  As of September 30, 2014, the Company does not believe that it has taken any positions that would require the recording of any additional tax liability nor does it believe that there are any unrealized tax benefits that would either increase or decrease within the next year.  It is the Company’s policy to recognize any interest and penalties in the provision for taxes.

                Use of Estimates

 The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

NOTE D – Going Concern

The Company’s consolidated financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has reported recurring losses from operations.  As a result, there is an accumulated deficit of $98,560 at September 30, 2014.

The Company’s continued existence is dependent upon its ability to raise capital or acquire a marketable company.  The consolidated financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

NOTE E – Commitments and Contingencies

     None.

============================================================================================================================================================

PRO FORMA FINANCIAL STATEMENTS

SWORDFISH FINANCIAL, INC.
(A MINNESOTA CORPORATION) Haltom City, Texas

PRO FORMA BALANCE STATEMENT

	SoOum Holdings, Inc.	Swordfish Financial, Inc.	Pro Forma adjustments		Pro Forma Consolidated
			as of closing date		as of closing date
	9/30/2014	9/30/2014	11/10/2014		11/10/2014

ASSETS
Cash and Cash Equivalants	$ —	$ 61	$ —		$ 61

Other Assets
Goodwill	$ —	$ —	$ 480,000	A, B	$ 480,000

TOTAL ASSETS	$ —	$ 61	$ 480,000		$ 480,061

LIABILITIES AND STOCKHOLDERS' DEFICIT

Term Notes Payable	$ —	$ 441,421	$ —		$ 441,421
Notes Payable - Affiliates	—	1,100,611	—		1,100,611
Judgments Payable	—	1,093,571	—		1,093,571
Convertible Notes Payable - Net of Discounts of $57,833	—	108,007	—		108,007
Derivative Liability	—	276,515	—		276,515
Deferred Retirement Benefits	—	438,782	—		438,782
Accounts Payable	—	822,182	—		822,182
Advances from Shareholders	827	149,185	—		150,012
Accrued Expenses	5,000	2,444,953	—		2,449,953

Total Liabilities	5,827	6,875,227	—		6,881,054

Stockholders' Deficit
Common Stock; $0.0001 Par, 110,000,000 Shares Authorized; 59,350,000 Shares Issued and Outstanding	5,935	—	(5,935)	B	—
Common Stock; $0.0001 Par, 5,000,000,000 Shares Authorized; 2,890,755,069 Shares Issued and Outstanding	—	289,075	—		289,075
Preferred Stock; $0.0001 Par, 25,000,000 Shares Authorized; 25,000,000 Shares Issued and Outstanding	—	2,500	—		2,500

Preferred Stock; Class B $0.0001 Par, 10,000,000 Shares Authorized; 9,100,000 Shares Issued and Outstanding	—	—	910	A	910

Preferred Stock; Class C $0.0001 Par, 10,000,000 Shares Authorized;1,690,000 Shares Issued and Outstanding	—	—	169	A	169

Stock Subscriptions Payable	—	10,000	—		10,000

Additional Paid- In-Capital	86,798	5,424,444	386,296	A, B	5,897,538

Deficit	(98,560)	(12,601,185)	98,560	B	(12,601,185)

Total Shareholders' Deficit	(5,827)	(6,875,166)	480,000		(6,400,993)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ —	$ 61	$ 480,000		$ 480,061

A	Reflect acquisition of SoOum Holdings - 10,790,000 shares Preferred at FMV of $600,000 at 80% control

B	Reflect merger of SoOum Holdings into Swordfish Financial

SWORDFISH FINANCIAL, INC.
(A MINNESOTA CORPORATION) Haltom City, Texas

PRO FORMA STATEMENT OF OPERATIONS

	SoOum Holdings, Inc.	Swordfish Financial, Inc.	Pro Forma adjustments	Pro Forma Consolidated
	for the Nine Months Ended	for the Nine Months Ended	as of closing date	as of closing date
	9/30/2014	9/30/2014	11/10/2014	11/10/2014

Sales	$ 39,980	$ 492	$ —	$ 40,472

Cost of Sales	—	—	—	—

Gross Profit	39,980	492	—	40,472

Expenses
General and Administrative	137,713	180,604	—	318,317
Interest Expense	—	148,153	—	148,153
(Gain) Loss on Derivative	—	86,996	—	86,996
Loss on Conversion	—	16,250	—	16,250

Total Expenses	137,713	432,003	—	569,716

Loss from Operations Before
Provision for Taxes	(97,733)	(431,511)	—	(529,244)

Provision for Taxes	—	—	—	—

Net Loss for the Period	$ (97,733)	$ (431,511)	—	$ (529,244)

Basic and Diluted Net Loss Per Share	$ (0.00)	$ (0.00)	$ —	$ (0.00)

Weighted Average Shares Outstanding	25,101,755	2,379,806,755	—	2,404,908,510